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                                                                   EXHIBIT 23.03

                    CONSENT OF KPMG LLP, INDEPENDENT AUDITORS


The Board of Directors
GlobalCast Communications, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                            /s/ KPMG LLP



Mountain View, California
June 2, 2000